Investments	12 Months Ended
Dec. 31, 2023
Investments [Abstarct]
INVESTMENTS

NOTE 6: INVESTMENTS

On December 31, 2023 and 2022, the Company held the following investments:

	December 31, 2023	December 31, 2022

Financial assets at fair value through other comprehensive income:
Short-term investments (*)
U.S. Treasury securities	$4,604	$3,444
Corporate bonds – marketable investments	5,889	1,589
Total short-term investments	$10,493	$5,033

Long-term investments
Corporate bonds – marketable investments (*)	403	4,254
Investments in private equity (**)	490	400
Total long-term investments	$893	$4,654

Total investments	$11,386	$9,687

(*)	Classified as level 1 inputs in the fair value hierarchy.

(**)	Classified as level 3 inputs in the fair value hierarchy.

Investments in Private Equity

Investments in private equity are not traded in public markets and include Company’s holdings in private companies under share purchase agreements and a simple agreement for future equity (SAFE), which entitle the Company to receive common stock of the issuing companies at a future date.

As of December 31, 2023, INX holds investments in three separate private companies. Under the share purchase agreement dated March 20, 2021, one of the investments of $150 entitles the Company to receive 95,411 ordinary shares of the private company based in the United Kingdom at a price of $1.57 per share. The second investment of $250 was made on September 9, 2021 in a private company based in Gibraltar under a SAFE. The SAFE entitles the Company to receive the most senior class of shares issued by the private company upon the completion of the qualified or non-qualified equity financing, as defined in the SAFE, at the SAFE conversion price.

During 2023, INX invested $90 in a private company based in the United States, in return for preferred shares to be issued by the private company at the time of the closing in the amount of the investment, plus a warrant to purchase newly issued by the private company security tokens valued at $300 as of the date of the primary issuance at $0.01 per token. The preferred shares are convertible to security tokens.

Investment in Associate

In June 2023, INX entered into a shareholders’ and joint venture agreement (“SICPA Agreement”), whereby parties to the agreement have agreed to joint their expertise and collaborate to develop central bank digital currency solutions with the utilization of blockchain technology. Subsequently, for the purpose of executing joint objectives under the SICPA Agreement, the parties formed SICPA INX SA, subsequently renamed as NABATECH SA, (“Nabatech”), an entity organized under the laws of Switzerland. During the year ended December 31, 2023, the Company made the initial capitalization investment in Nabatech of $32 and owns 33 percent of the issued and outstanding share capital of Nabatech. In addition, INX entered into a service agreement with Nabatech to provide technology support and advisory services to the entity.

As of December 31, 2023, the Company recorded loss on the investment in associate of $591 and loss on the foreign currency translation of $38, to reflect its share of Nabatech’s net loss for the year then ended, which is $597 in excess of Company’s investment amount.